SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 18, 1998
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                             Diamond Equities, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Nevada                     0-24138                       88-0232816
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(State or Other Jurisdiction      (Commission                  (IRS Employer
    of Incorporation)             File Number)               Identification No.)


     2010 E. University Drive, Ste. 3, Tempe Arizona                     85281
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (602) 921-2760
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4  CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANTS

     On June 30, 1998, the Registrant dismissed its independent auditors Wisan, Smith, Racker & Prescott, L.L.P. effective as of that date. The reason for the dismissal was that the Registrant, with its offices located in Tempe, Arizona and the previous auditors' office located in Salt Lake City, Utah, the Registrant found that the distance factor was inconvenient and the Registrant decided it preferred to engage a local auditing firm.

     On June 30, 1998, the Registrant executed an engagement letter with its new auditor, King, Weber & Associates, P.C., certified public accountants, 1400 E. Southern Avenue, Ste. 735, Tempe, Arizona 85282.

     The previous accountant's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was approved by the Board of Directors of the Registrant.

     During the two most recent fiscal years and interim period, there were no disagreements with the former accountants on any matter of accounting principles or accounting practices, financial statement disclosure, or auditing scope or procedure.

     (See former accountant's letter attached hereto as Exhibit 99)

ITEM 7. FINANCIAL  STATEMENTS AND EXHIBITS.

         (a) Financial Statements.

             Not Applicable

         (b) Exhibits.

             99.- Accountants letter

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DIAMOND EQUITIES, INC.


Date:    July 10, 1998                  By:  /s/ David D. Westfere
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                                                 David D. Westfere, President